UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2020

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of shareholders of Cimarex Energy Co. was held on May 6, 2020. Three proposals were voted upon at the annual meeting. Following are the results of the balloting:

Item 1.	Elect one Class I director for term expiring in 2021 and four Class III directors for terms expiring in 2023.

Class I Director	For	Against	Abstentions	Broker Non-Votes
Kathleen A. Hogenson	84,027,788	650,368	84,143	6,210,226

Class III Directors	For	Against	Abstentions	Broker Non-Votes
Paul N. Eckley	83,224,954	1,444,746	92,598	6,210,227
Thomas E. Jorden	81,824,214	2,822,316	115,766	6,210,229
Floyd R. Price	82,925,035	1,749,470	87,793	6,210,227
Frances M. Vallejo	83,858,829	804,732	98,738	6,210,226

Item 2.	Advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
81,196,288	3,156,176	409,829	6,210,232

Item 3.	Ratify the appointment of KPMG LLP as independent auditors for 2020.

For	Against	Abstentions
89,384,889	1,353,196	234,440

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 8, 2020	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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